LORD ABBETT GLOBAL FUND, INC.
                                 Income Series
                          LORD ABBETT INVESTMENT TRUST
                       Lord Abbett Core Fixed Income Fund
                 Lord Abbett Limited Duration U.S. Government &
                     Government Sponsored Enterprises Fund
                         Lord Abbett Total Return Fund
      Lord Abbett U.S. Government & Government Sponsored Enterprises Fund


                      Supplement dated November 8, 2004 to
                      Statements of Additional Information
                             (Class A, B, C, P, Y)

The following information hereby supplements the Statements of Additional Information under the caption "Investment Policies-Additional Information on Portfolio Risks, Investments, and Techniques."

Municipal Bonds. Each Fund may invest up to 5% of its net assets in municipal bonds which, at the time of purchase, are investment grade or determined by Lord, Abbett & Co., LLC ("Lord Abbett"), the Fund's investment adviser, to be of comparable quality. Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico and their political subdivisions, agencies and instrumentalities. Municipal bonds generally are divided into two types: (1) general obligation bonds which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds, including industrial development bonds and private activity bonds, which are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services. Any income attributable to a Fund's municipal bond holdings will not retain its tax-exempt character when distributed to shareholders.

Like other fixed income investments, the value of a Fund's investments in municipal bonds will vary in response to changes in interest rates and other market factors. As interest rates rise, these investments typically will lose value. Additional risks that could reduce a Fund's performance or increase volatility include: (1) credit risk where the market perceives a deterioration in the creditworthiness of an issuer, causing the value of its bonds to decline;
(2) call risk where bond issuers may pay off their loans early by buying back the bonds as interest rates decline, thus depriving bondholders of above market interest rates; (3) governmental risk where government actions and/or local, state and regional factors may have an adverse effect on bond prices; (4) legislative risk where legislative changes in the tax-exempt character of particular municipal bonds may have an adverse effect on bond prices; and (5) management risk where certain sectors or investments do not perform as expected, resulting in the Fund's underperformance relative to similar funds or losses to the Fund.